DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

October 6, 2005

Job Number: C20051006-0236
Reference Number: 00000431455-22
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C5984-1982-001	All Documents on File	39 Pages/1 Copies

Respectfully,

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 7 1982

[illegible] - SECRETARY OF STATE

NO. 5984-82

FILING FEE: $50.00
BY: INTERWEST TRANSFER CO.
P. O. BOX 17136
SALT LAKE CITY, UTAH
84117

ARTICLES OF INCORPORATION

M, INC.

WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGES OF TWENTY-ONE (21) OR MORE, ACTING AS INCORPORATORS OF A CORPORATION UNDER THE GENERAL CORPORATION LAW OF NEVADA, ADOPT THE FOLLOWING ARTICLES OF INCORPORATION:

ARTICLE I

NAME: THE NAME OF THE CORPORATION IS M, INC.

ARTICLE II

REGISTERED OFFICE AND AGENT: THE ADDRESS OF THE CORPORATION'S PRINCIPAL OFFICE IS 2050 ELLIS WAY, IN THE CITY OF ELKO, COUNTY OF ELKO, STATE OF NEVADA. THE INITIAL AGENT FOR SERVICE OF PROCESS AT THAT ADDRESS WILL BE GATEWAY ENTERPRISES, INC.

ARTICLE III

PURPOSE: THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE TO ENGAGE IN ANY ACTIVITY OR BUSINESS NOT IN CONFLICT WITH THE LAWS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA, AND WITHOUT LIMITING THE GENERALITY OFTHE FOREGOING, SPECIFICALLY:

1. TO HAVE AN TO EXERCISE ALL THE POWERS NOW OR HEREAFTER CONFERRED BY THE LAWS OF THE STATE OF NEVADA UPON CORPORATIONS ORGANIZED PURSUANT TO THE LAWS UNDER WHICH THE CORPORATIION IS ORGANIZED AND ANY AND ALL ACTS AMENDATORY THEREOF AND SUPPLEMENTAL THERETO.

2. TO DISCOUNT AND NEGOTIATE PROMISSORY NOTES, DRAFTS, BILLS OF EXCHANGE AND OTHER EVIDENCE OF DEBTS, AND TO COLLECT FOR OTHERS MONEY DUE THEM ON NOTES, CHECKS, DRAFTS, BILLS OF EXCHANGE, COMMERCIAL PAPER AND OTHER EVIDENCE OF INDEBTEDNESS.

3. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, OR OTHERWISE DEISPOSE OF, TO GUARANTY, TO INVEST, TRADE, AND DEAL IN AND WITH PERSONAL PROPERTY OF EVERY CLASS AND DESCRIPTION.

4. TO ENTER INTO ANY KIND OF CONTRACT OR AGREEMENT, COOPERATIVE OR

PROFIT SHARING PLAN WITH ITS OFFICERS OR EMPLOYEES THAT THE CORPORATION MAY DEEM ADVANTAGEOUS OR EXPEDIENT OR OTHERWISE TO REWARD OR PAY SUCH PERSONS FOR THEIR SERVICES AS THE DIRECTORS MAY DEEM FIT.

5. TO PURCHASE, LEASE, OR OTHERWISE ACQUIRE, IN WHOLE OR IN PART, THE BUSINESS, THE GOOD WILL, RIGHTS, FRANCHISES AND PROPERTY OF EVERY KIND, AND TO UNDERTAKE THE WHOLE OR ANY PART OF THE ASSETS OR LIABILITIES, OF ANY PERSON, FIRM ASSOCIATION, NON-PROFIT OR PROFIT CORPORATION, OR OWN PROPERTY NECESSARY OR SUITABLE FOR ITS PURPOSES, AND TO PAY THE SAME IN CASH, IN THE STOCKS OR BONDS OF THIS COMPANY OR OTHERWISE, TO HOLD OR IN ANY MANNER DISPOSE OF THE WHOLE OR ANY PART OF THE BUSINESS OR PROPERTY SO ACQUIRED AND TO EXERCISE ALL OF THE POWERS NECESSARY OR INCIDENTAL TO THE CONDUCT OF SUCH BUSINESS.

6. TO LEND OR BORROW MONEY AND TO NEGOTIATE AND MAKE LOANS, EITHER ON ITS OWN ACCOUNT OR AS AGENT, OR BROKER FOR OTHERS.

7. TO ENTER INTO, MAKE, PERFORM AND CARRY OUT CONTRACTS OF EVERY KIND AND FOR ANY LAWFUL PURPOSE, WITHOUT LIMIT AS TO AMOUNT WITH ANY PERSON, FIRM, ASSOCIATION, COOPERATIVE PROFIT OR NON-PROFIT CORPORATION, MUNICIPALITY, STATE OR GOVERNMENT OR ANY SUBDIVISION, DISTRICT OR DEPARTMENT THEREOF.

8. TO BUY, SELL, EXCHANGE, NEGOTIATE, OR OTHERWISE DEAL IN. OR HYPOTHECATE SECURITIES, STOCKS, BONDS, DEBENTURES, MORTGAGES, NOTES OR OTHER COLLATERALS OR SECURITIES, CREATED OR ISSUED BY ANY CORPORATION WHEREVER ORGANIZED INCLUDING THIS CORPORATION, WITHIN SUCH LIMITS AS MAY BE PROVIDED BY LAW, AND WHILE WONER OF ANY SUCH STOCKS OR OTHER COLLATERALS TO EXERCISE ALL RIGHTS, POWERS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE THE SAME; TO SUBSCRIBE FOR STOCK IN ANY CORPORATIION TO BE ORGANIZED, OTHER THAN TO PROMOTE THE ORGANIZATION THEREOF.

9. TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE, SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, LICENSE OR OTHERWISE DISPOSE OF ANY LETTERS, PATENTS, COPYRIGHTS, OR TRADEMARKS OF EVERY CLASS AND DESCRIPTION.

10. TO DO ANY AND ALL OTHER SUCH ACTS, THINGS, BUSINESS OR BUSINESSES IN ANY MANNER CONNECTED WITH OR NECESSARY, INCIDENTAL, CONVENIENT OR AUXILIARY TO DO ANY OF THESE OBJECTS HEREINBEFORE ENUMERATED, OR CALCULATED, DIRECTLY OR INDIRECTLY, TO PROMOTE THE INTEREST OF THE CORPORATION; AND IN CARRYING ON ITS

PURPOSES, OR FOR THE PURPOSE OF OBTAINING OR FURTHERING ANY OF ITS BUSINESS, TO DO ANY AND ALL ACTS AND THINGS, AND TO EXERCISE ANY AND ALL OTHER POWERS WHICH A CO-PARTNER OR NATURAL PERSON COULD DO OR EXERCISE, AND WHICH NOW OR HEREAFTER MAY BE AUTHORIZED BY LAW, HERE AND IN ANY OTHER PART OF THE WORLD.

II. THE SEVERAL CLAUSES CONTAINED IN THIS STATEMENT OF POWERS SHALL BE CONSTRUED AS BOTH PURPOSES AND POWERS. AND THE STATEMENTS CONTAINED IN EACH OF THESE CLAUSES SHALL BE IN NO WAY LIMITED OR RESTRICTED, BY REFERENCE TO OR INFERENCE FROM, THE TERMS OF ANY OTHER CLAUSES, BUT SHALL BE REGARDED AS INDEPENDENT PURPOSES AND POWERS; AND NO RECITATIONS, EXPRESSION OR DECLARATION OF SPECIFIC OR SPECIAL POWERS OR PURPOSES HEREIN ENUMERATED SHALL BE DEEMED TO BE EXCLUSIVE; BUT IT IS HEREBY EXPRESSLY DECLARED THAT ALL OTHER LAWFUL POWERS NOT INCONSISTENT HERWITH, ARE HEREBY INCLUDED.

ARTICLE V

STOCK: TO AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 150,000,000 SHARES AT A PAR VALUE OF .0001 PER SHARE. ALL STOCK WHEN ISSUED SHALL BE FULLY PAID AND NON-ASSESSABLE.

NO HOLDER OF SHARES OF COMMON STOCK OF THE CORPORATION SHALL BE ENTITLED, AS SUCH, TO ANY PRE-EMPTIVE OR PREFERENTIAL RIGHTS TO SUBSCRIBE TO ANY UNISSUED STOCK OR ANY OTHER SECURITIES WHICH THE CORPORATION MAY NOW OR THEREAFTER BE AUTHORIZED TO ISSUE. THE BOARD OF DIRECTORS OF THE CORPORATION MAY, HOWEVER, AT ITS DISCRETION, BY RESOLUTION DETERMINE THAT ANY UNISSUED SECURITIES OF THE CORPORATION SHALL BE OFFERED FOR SUBSCRIPTION SOLELY TO THE HOLDERS OF COMMON STOCK OF THE CORPORATION OR SOLELY TO THE HOLDERS OF ANY CLASS OR CLASSES OR SUCH STOCK, IN SUCH PROPORTIONS BASED ON STOCK OWNERSHIP AS SAID BOARD AT ITS DISCRETION MAY DETERMINE.

EACH SHARE OF COMMON STOCK SHALL BE ENTITLED TO ONE VOTE AT STOCKHOLDERS MEETINGS, EITHER IN PERSON OR BY PROXY. CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS AND ALL OTHER MATTERS BROUGHT BEFORE STOCKHOLDERS MEETINGS, WHETHER THEY BE ANNUAL OR SPECIAL, SHALL NOT BE PERMITTED.

ARTICLE VI

STOCKHOLDERS MEETING: MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT SUCH PLACE WITHIN OR WITHOUT THE STATE OF NEVADA AS MAY BE PROVIDED BY THE BY-LAWS OF THE CORPORATION. SPECIAL MEETINGS OF THESHAREHOLDERS MAY BE CALLED BY THE PRESIDENT OR ANY OTHER EXECUTIVE OFFICER OF THE CORPORATION, THE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, OR BY THE RECORD HOLDER OR HOLDERS

OF AT LEAST TEN PERCENT (10%) OF ALL SHARES ENTITLED TO VOTE AT THE MEETING. ANY ACTION OTHERWISE REQUIRED TO BE TAKEN AT A MEETING OF THE SHAREHOLDERS, EXCEPT ELECTION OF DIRECTORS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY SHAREHOLDERS HAVING AT LEAST A MAJORITY OF THE VOTING POWER.

ARTICLE VII

COMMENCING BUSINESS: THE CORPORATION SHALL NOT COMMENCE BUSINESS UNTIL AT LEAST $1,000.00 HAS BEEN RECEIVED BY IT AS CONSIDERATION FOR THE ISSUANCE OF SHARES.

ARTICLE VIII

STOCK RIGHTS: THE BOARD OF DIRECTORS SHALL HAVE THE AUTHORITY TO DETERMINE THE CLASSES AND SERIES OF ANY SUBSEQUENT STOCK ISSUED BY THE CORPORATION AND THE RIGHT AND PREFERENCES PERTAINING THERETO.

ARTICLE IX

BOARD OF DIRECTORS: A MAJORITY OF THE BOARD OF DIRECTORS SHALL BE NECESSARY TO CONSTITUTE A QUORUM; AND WHEN SO CONSTITUTED, THE BOARD SHALL BE AUTHORIZED TO TRANSACT SUCH BUSINESS AS MAY BE DELEGATED TO IT BY THE STOCKHOLDERS AND WHENEVER THE BOARD OF DIRECTORS SHALL BE SO ASSEMBLED AND ACT AS A BOARD, EITHER WITHIN OR WITHOUT THESTATE OF NEVADA, ANY ACTION TAKEN SHALL BE THE ACTION OF THE BOARD OF DIRECTORS AND SHALL BE BINDING UPON THE CORPORATION, PROVIDED THAT THREE DAYS PRIOR NOTICE, GIVEN EITHER ORALLY OR IN WRITING, OF THE TIME AND PLACE OF THE MEETING AND OF THE NATURE OF THE BUSINESS PROPOSED TO BE TRANSACTED SHALL HAVE BEEN GIVEN TO THE ENTIRE BOARD OF DIRECTORS, UNLESS SUCH NOTICE BE WAIVED AS HEREINAFTER PROVIDED. ANY DIRECTOR MAY WAIVE NOTICE OF ANY MEETING; AND IN THE EVENT OF SUCH WAIVER, NOTICE SHALL BE IN WRITING OR A WRITTEN MEMORANDUM SHALL BE MADE OF AN ORAL WAIVER OF NOTICE.

ARTICLE X

OFFICERS: THE OFFICERS OF THE CORPORATION SHALL CONSIST OF A BOARD OF DIRECTORS OF NOT LESS THAN THREE NOR MORE THAN TWENTY-FIVE. A CHAIRMAN OF THE BOARD OF DIRECTORS, A PRESIDENT, A VICE-PRESIDENT, A SECRETARY AND A TREASURER, WHO SHALL PERFORM SUCH DUTIES AND HAVE SUCH AUTHORITY AS USUALLY PERTAINS TO SUCH OFFICERS OF A CORPORATION OR AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

QUALIFICATION OF OFFICERS: OFFICERS AND DIRECTORS OF THE CORPORATION NEED NOT BE RESIDENTS OF THE STATE OF NEVADA AND NEED NOT OWN SHARES OF THE CORPORATION'S STOCK. THE SECRETARY AND TREASURER MAY, BUT NEED NOT BE, THE SAME PERSON.

ELECTION: DIRECTORS SHALL BE ELECTED AT THE ANNUAL MEETING OF THE SHAREHOLDERS, AND THE PERSONS RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DECLARED DULY ELECTED, PROVIDING SUCH NUMBERS SHALL REPRESENT A MAJORITY OF ALL VOTES CAST. WITHIN TEN (10) DAYS AFTER THE ELECTION, THE DIRECTORS SHALL MEET AND ELECT A PRESIDENT, VICE-PRESIDENT, SECRETARY AND TREASURER.

TERM OF OFFICE: THE TERM OF OFFICE OF ALL DIRECTORS AND OFFICERS SHALL BE ONE YEAR, PROVIDED ALL DIRECTORS AND OFFICERS SHALL HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

RESIGNATION OF OFFICERS: ANY OFFICER OR DIRECTOR MAY RESIGN BY FILING HIS WRITTEN RESIGNATION WITH THE SECRETARY OF THE CORPORATION, OR IN THE CASE OF THE SECRETARY, WITH THE PRESIDENT OF THE CORPORATION AND UPON ACCEPTANCE THEREOF BY THE BOARD OF DIRECTORS OR IF SUCH BOARD SHALL NEGLECT TO ACT UPON SUCH RESIGNATION WITHIN FOURTEEN (14) DAYS AFTER RECEIPT, THE RESIGNATION SHALL BECOME EFFECTIVE AND THE OFFICE SHALL BE DEEMED VACANT.

REMOVAL OF OFFICERS: ANY OFFICER OR DIRECTOR OF THIS CORPORATION MAY BE REMOVED AT ANY TIME WITHOUT CAUSE IN THE MANNER PROVIDED BY THE LAWS OF THE STATE OF NEVADA FOR THE REMOVAL OF SUCH OFFICER OR DIRECTOR, OR BY A MAJORITY VOTE OF THE OUTSTANDING STOCK OF THE CORPORATION AT ANY SPECIAL MEETING OF THE STOCKHOLDERS CALLED FOR THAT PURPOSE AS HEREIN PROVIDED.

VACANCIES: IN THE CASE OF DEATH, DISABILITY, OR RESIGNATION OF ANY OFFICER OR DIRECTOR OF THE COMPANY, THE REMAINING DIRECTORS OR DIRECTOR OF THE COMPANY, EVEN THOUGH LESS THAN A QUORUM, SHALL FILL VACANCIES FOR THE UNEXPIRED TERM OR TERMS.

ORIGINAL DIRECTORS: THE NUMBER OF DIRECTORS CONSTITUTIING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS THREE (3), AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE:

1. KURTIS D. HUGHES 2325 ARBOR LANE, SALT LAKE CITY, UTAH 84117
2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE, SALT LAKE CITY, UTAH 84117
3. JANE PETERSON 4375 SOUTH 2990 EAST, SALT LAKE CITY, UTAH 84117

ARTICLE XII

DURATION: THE PERIOD OF DURATION OF THE CORPORATION SHALL BE PERPETUAL.

ARTICLE XIII

AMENDMENT: THESE ARTICLES OF INCORPORATION, BY VOTE OF NOT LESS THAN FIFTY PER CENT OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE CORPORATION, MAY BE DEEMED AMENDED IN ANY RESPECT AMENDABLE AT LAW AT ANY MEETING. A COPY OF THE PROPOSED AMENDMENT SHALL BE GIVEN TO THE STOCKHOLDERS AS PROVIDED IN ARTICLE VI HEREOF, FOR CALLING AND HOLDIING MEETINGS OF THE STOCKHOLDERS.

ARTICLE XIV

BY-LAWS: THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE AUTHORITY TO ADOPT SUCH BY-LAWS AS IN THEIR JUDGMENT MAY BE DEEMED NECESSARY OR ADVISABLE FOR THE MANAGEMENT AND TRANSACTION OF THE BUSINESS OF THE CORPORATION PROVIDED THAT SUCH BY-LAWS ARE NOT IN CONFLICT WITH THESE ARTICLES OF INCORPORATION OR THE CONSTITUTION OF THE STATE OF NEVADA.

ARTICLE XV

INCORPORATORS: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

1. KURTIS D. HUGHES 2325 ARBOR LANE, SALT LAKE CITY, UTAH 84117
2. SHIRRELL W. HUGHES 2929 HILLSDEN DRIVE, SALT LAKE CITY, UTAH 84117
3. JANE PETERSON 4375 SOUTH 2990 EAST, SALT LAKE CITY, UTAH 84117

IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATORS HAVE HEREUNTO AFFIXED THEIR SIGNATURES AT SALT LAKE CITY, UTAH THIS 12TH DAY OF AUGUST 19 82 .

STATE OF UTAH)
:
COUNTY OF SALT LAKE)

I, PAMELA E. ADAMSON , A NOTARY PUBLIC, HEREBY CERTIFY AND ATTEST THAT ON THE 12TH DAY OF AUGUST , 19 82, PERSONALLY APPEARED BEFORE ME KURTIS D. HUGHES, SHIRRELL W. HUGHES, AND JANE PETERSON TO AFFIX THEIR SIGNATURES TO THIS DOCUMENT.

NOTARY PUBLIC

MY COMMISSION EXPIRES: 09-29-85

57184-82 FILED

RESOLUTION TO CHANGE THE RESIDENT AGENT OR CHANGE OF PRINCIPAL PLACE OF BUSINESS (RESIDENT AGENT ADDRESS) TO ANOTHER CITY OR TOWN

M, INC.
NAME OF CORPORATION

OCT 16 19[illegible]

RESOLVED, that the resident agent and location of principal place of business was

Resident Agent GATEWAY ENTERPRISES, INC.

Street No 2050 ELLIS WAY

City or Town ELKO Nevada 89801 Zip

THE ABOVE IS HEREBY CHANGED TO

Resident Agent INTERWEST TRANSFER CO., INC.

Street No 2470 CHANDLER, #5

City or Town LAS VEGAS Nevada 89120

RESOLVED, That the President and Secretary of this corporation be, and they are hereby, instructed to certify to and file a copy of this resolution in the office of the Secretary of State of Nevada, and likewise a copy of this resolution with the County Clerk of CLARK County, State of Nevada, as required by law to effect such change of location of principal office and or resident agent.

WE, the undersigned, President and Secretary of the above named corporation, hereby certify that the above and foregoing resolutions and or resolution were duly adopted by the Board of Directors at a meeting held on the ______ day of ______, 19__.

[signature] President

[signature] Secretary

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

I, INTERWEST TRANSFER CO., INC., hereby accept the appointment as Resident Agent of the above named corporation.

Date 12 11 87 [signature] Signature of Resident Agent

FOR OFFICE USE ONLY

Filed (Date)

(RA)

(NOTE: Fee ~~[illegible]~~ for filing resolution.) 15.00

File With Secretary of State

5984-82

RESOLUTION CHANGING LOCATION OF PRINCIPAL OFFICE AND OR RESIDENT AGENT OF

FILED

OCT 24 1990

SECRETARY OF STATE

M, INC.
Name of Corporation

RESOLVED, That the location of the principal office of the above named corporation, now located at 2470 CHANDLER #5 (No, Street), in LAS VEGAS (City or Town), CLARK (County), State of Nevada, be and the same is hereby changed to 2929 SOUTH MARYLAND PARKWAY #D (No, Street) in LAS VEGAS (City or Town), CLARK (County), State of Nevada.

30456

RESOLVED, That GATEWAY ENTERPRISES, INC. (Name of Resident Agent) with office located at 2929 SOUTH MARYLAND PARKWAY SUITE D (No, Street), in the city of LAS VEGAS (City or Town), State of Nevada, be and the same hereby is appointed Resident Agent of the above named corporation in lieu of INTERWEST TRANSFER CO., INC. (Name of Former Resident Agent), formerly its Resident Agent.

RESOLVED, That the President and Secretary of this corporation be, and they are hereby, instructed to certify to and file a copy of this resolution in the office of the Secretary of State of Nevada, and likewise a copy of this resolution with the County Clerk of CLARK County, State of Nevada, as required by law to effect such change of location of principal office and or resident agent.

WE, the undersigned, President and Secretary of the above named corporation, hereby certify that the above and foregoing resolutions and or resolution were duly adopted by the Board of Directors at a meeting held on the ______ day of ______, 19__

RECEIVED
OCT 24 1990

[signature]
President

SECRETARY [signature]
Secretary

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

I, GATEWAY ENTERPRISES, INC., hereby accept the appointment as Resident Agent of the above named corporation.

Date 10/22/90 [signature]
Signature of Resident Agent

FOR OFFICE USE ONLY

Filed (Date)

(RA)

(NOTE—~~Fee $5~~ for filing resolution.) 10 02

File with Secretary of State

FILING FEE- 300.00 TS
THOMAS G. KIMBLE & ASSOCIATES
31 SOUTH STATE ST. #440
SALT LAKE CITY, UT 84111
REC. #C12138

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
M, INC.

Pursuant to the applicable provisions of the Nevada Business Corporations Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is M, Inc.

SECOND: The following amendments to its Articles of Incorporation were adopted by majority vote of shareholders of the Corporation on June 3, 1991 in the manner prescribed by Nevada law.

1. Article I, is amended as follows:

ARTICLE I - NAME

The name of the corporation (hereinafter called the Corporation) is Parallel Technologies, Inc.

ARTICLE IV - STOCK

a. Common Stock.

The aggreg e number of common shares which the corporation shall have authority to issue is 100,000,000 shares at a par value of $.006 per share. All common stock when issued shall be fully paid and non-assessable.

No holder of shares of common stock of the corporation shall be entitled, as such, to any pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or thereafter be authorized to issue. The Board of Directors of the corporation may, however, at its

discretion, by resolution determine that any unissued securities of the corporation shall be offered for subscription solely to the holders of common stock of the corporation or solely to the holders of any class or classes of such stock, in such proportions based on stock ownership as said board at its discretion may determine.

Each share of common stock shall be entitled to one vote at stockholders meetings, either in person or by proxy. Cumulative voting in elections of Directors and all other matters brought before stockholders meetings, whether they be annual or special, shall not be permitted.

b. Preferred Stock.

The Corporation shall have authority to issue 5,000,000 shares of Preferred Stock, $.001 par value per share, with such rights preferences and designations and to be issued in such series as determined by the Board of Directors of the corporation.

2. The Corporation has effectuated a 60 to 1 reverse stock split of its shares of common stock outstanding as of May 10, 1991 reducing said shares from 111,815,000 shares to 1,863,583 shares. Said reverse split to be effective with the commencement of business on June 4, 1991.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 111,815,000.

FOURTH: The number of shares voted for such amendments was 82,463,350 and the number voted against such amendment was 40,000.

DATED this 3rd day of June, 1991.

M, INC.

By: [signature]
Mick D. Jardine,
President and Secretary

VERIFICATION

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of M, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the stockholders of the Corporation.

[signature]
Mick D. Jardine, Secretary

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

Before me the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of M, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporate resolution for the uses and purposes set forth.

IN WITNESS WHEREOF, I have set my hand and seal this 3rd day of June, 1991.

[signature]
NOTARY PUBLIC, residing at
Salt Lake

My Commission Expires:
Nov. 1, 1993

Notary Public
THOMAS G. KIMBLE
311 South State #440
Salt Lake City, Utah 84111
My Commission Expires
November 1, 1993
State of Utah

RECEIVED
JUN 06 1991
SECRETARY OF STATE

FILING FEE- 75.00T S
THOMAS G. KIMBLE & ASSOC.
311 SPUTH STATE STE. $40
SALT LAKE CITY, UT 84111
REC. #C10926

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAY - 7 1991

CHERYL A. LAU SECRETARY OF STATE

No. 5984-82

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
M, INC.

Pursuant to the applicable provisions of the Nevada Business corporations Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is M, Inc.

SECOND: The following amendments to its Articles of Incorporation were adopted by written consent of a shareholder representing a majority interest in the outstanding Common Shares of the Corporation on April 25, 1991 in the manner prescribed by Nevada law.

1. Article X, is amended as follows:

Officers and Directors: The Corporation shall have at least one director and one officer and may have such other number of officers and/or directors as designated by the Directors.

2. Article XVI is added as follows:

Liability of Officers and Directors: No director or officer shall be liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer. Notwithstanding the foregoing sentence, a director or officer shall be liable to the extent provided by applicable law, (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of NRS 78.300. The provisions hereof shall not apply to or have any effect on the liability or

hereof shall not apply to or have any effect on the liability or alleged liability of any officer or director of the corporation for or with respect to any acts or omissions of such person occurring prior to such amendment.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 111,815,000 shares.

FOURTH: The number of shares voted for such amendment was 68,763,700 which represents 62% of the Company's outstanding shares of common stock.

Dated this 6 day of May, 1991.

M, INC.

By: ______________________
Mick D. Jardine, President
and Secretary

VERIFICATION

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of M, Inc., that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.

____
Mick D. Jardine
Assistant Secretary

STATE OF UTAH)
: ss.
COUNTY OF SALT LAKE)

Before me, the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of M, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporation resolution for the uses and purposes set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of May, 1991.

Thomas G. Kimble
NOTARY PUBLIC
Residing at Salt Lake City, Utah

My Commission Expires:
Nov 1, 1993

Notary Public
THOMAS G. KIMBLE
311 South State #440
Salt Lake City, Utah 84111
My Commission Expires
November 1, 1993
State of Utah

RECEIVED
MAY 07 1991
SECRETARY OF STATE

CERTIFICATE OF CHANGE OF ADDRESS OF RESIDENT AGENT
(PRINCIPAL PLACE OF BUSINESS)
WITHIN THE SAME COUNTY

IT IS HEREBY CERTIFIED That the former address of the Resident Agent of the following corporation (or corporations) was:

Old Address:

Street 2929 SOUTH MARYLAND PARKWAY SUITE C

City LAS VEGAS County CLARK, Nevada 89109 Zip

SEE ATTACHED

NAME OF CORPORATION

(If there is more than one corporation attach a listing to this form. There is a fee of $1.00 for each additional corporation.)

IT IS FURTHER CERTIFIED That in accordance with Nevada Revised Statutes 78.095, the address of the Resident Agent of the above-named corporation (or corporations) is now changed to:

New Address:

Street 3230 EAST FLAMINGO ROAD, SUITE 156

City LAS VEGAS County CLARK, Nevada 89121 Zip

GATEWAY ENTERPRISES, INC.

Resident Agent [signature] Signature

STATE OF NEVADA

COUNTY OF CLARK ss.

Subscribed and sworn to before me this 1st day of July, 1991.

[signature]

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
MILDRED M. ENGLUND
My Appointment Expires June 23, 1992

RECEIVED

JUL 02 1991

Secretary of State

FOR OFFICE USE ONLY

Filed (Date)

FILING FEE $15.00

RECEIVED

JUL 09 1991

Secretary of State

WHITE—File With Secretary of State—Capitol Complex, Carson City, NV 89710—Phone
YELLOW—File With County Clerk

RA-5

DEAN HELLER
Secretary of State

101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Change of Resident Agent and/or Location of Registered Office

Office Use Only: 5984-82

FILED

MAR 0 3 2000

Dean Heller
Secretary of State

General Instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The *physical Nevada* address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of *$15.00.*

Parallel Technologies, Inc.
Name of Entity

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Gateway Enterprises, Inc.

Street No.: 3230 E. Flamingo Road, Suite 156

City, State, Zip: Las Vegas, NV 89121

The resident agent and/or location of the registered office is changed to:

Resident Agent: The Corporation Trust Company of Nevada 5482

Street No.: 6100 Neil Road, Suite 500

City, State, Zip: Reno, NV 89511

NOTE: For an entity to file this certificate, the signature of one officer is required.

The certificate *does not* need to be notarized.

X [signature]
Irwin Schneidmil Signature/Title President

Certificate of Acceptance of Appointment by Resident Agent:

I, The Corporation Trust Company of Nevada hereby accept the appointment as Resident Agent for the above-named business entity.

x Charles W Meyer
Signature of Resident Agent

3/1/2000
Date

CHARLES W. MEYER
ASSISTANT SECRETARY

Nevada Secretary of State Form RA CHANGE1999.01
Revised on: 01/20/00

STATE OF NEVADA
SECRETARY OF STATE

FILED

MAR 0 3 2000

Dean Heller
Secretary of State

CERTIFICATE OF REINSTATEMENT

I, **DEAN HELLER**, the duly elected Secretary of State of the State of Nevada, do hereby certify that **PARALLEL TECHNOLOGIES, INC**. a corporation formed under the laws of the State of **NEVADA** having paid all filing fees, licenses. penalties and costs, in accordance with the provisions of Title 7 of the Nevada Revised Statutes as amended, for the years and in the amounts as follows:

1994-1995	List of Officers + penalty	$100.00
1995-1996	List of Officers + penalty	$100 00
1996-1997	List of Officers + penalty	$100 00
1997-1998	List of Officers + penalty	$100.00
1998-1999	List of Officers + penalty	$100 00
1999-2000	List of Officers + penalty	$100 00
Reinstatement		$50 00
total		$650 00

and otherwise complied with the provisions of said section, the said corporation has been reinstated, and that by virtue of such reinstatement it is authorized to transact its business in the same manner as if the aforesaid filing fees, licenses, penalties and costs had been paid when due

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office in Carson City, Nevada, on **March 6, 2000**.

Dean Heller

Secretary of State

By: CMD

Certification Clerk


THE GREAT SEAL OF THE STATE OF
NEVADA

...RETARY OF
...INGTON #29
... 89101

$2425.00*
TOTAL

...ACKNOWLEDGES RECEIPT OF GOODS AND/OR SERVICES IN THE AMOUNT OF THE TOTAL SHOWN HEREON AND AGREES TO PERFORM THE OBLIGATIONS SET FORTH BY THE CARDHOLDER'S AGREEMENT WITH THE ISSUER

...BOTTOM COPY-CUSTOMER

1-4201

[illegible]

FILED # C 5984-82

FEB 2 4 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

...ly.

...ent agent must be set forth;

...re fields.

ABOVE SPACE IS FOR OFFICE USE ONLY

...LOGIES, INC — C 5984-82
...of Entity — File Number

Th... ...ng of this document with the Secretary of State.

Res... ...Resident Agent ☐ Change of Location of Registered Office

The... ...f the registered office was:

...ATION TRUST COMPANY OF NEVADA
...LL ROAD STE 500
... NV 89511

The re... ...tered office is changed to:

...INCORPORATED
1555 E. Flamingo Rd Ste 155
City, State, Zip: Las Vegas, NV 89119

Optional Mailing Address: ______

NOTE: For an entity to file this certificate, the signature of one officer is required.

X ______
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent:

I hereby accept the appointment as Resident Agent for the above-named business entity.

X ______ 2-20-04
Authorized Signature of R.A. or On Behalf of R.A. Company — Date

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C5984-1982
Document Number:
20050392676-70

Date Filed:
8/29/2005 12:12:58 PM
In the office of

Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change of Resident Agent and/or Location of Registered Office

General instructions for this form:

1. Please print legibly or type; Black Ink Only
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. **Include the filing fee of $60.00.**

Parallel Technologies, Inc. — Name of Entity

C5984-1982 — File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Chq Incorporated

Street No.: 1555 E. Flamingo Road - Ste 155

City, State, Zip: Las Vegas, NV 89119

The resident agent and/or location of the registered office is changed to:

Resident Agent: Incorp Services, Inc.

Street No.: 3155 East Patrick Lane Suite 1

City, State, Zip: Las Vegas, NV 89120-3481

NOTE: For an entity to file this certificate, the signature of one officer is required.

X ____________________
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X ____________________
Authorized Signature of R.A. or On Behalf of R.A. Company

7/13/05
Date

This form must be accompanied by appropriate fees.